Exhibit 32



                Certification of Periodic Financial Report by the
           Chief Executive Officer and Acting Chief Financial Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


Solely for the purposes of complying with 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned Chief Executive Officer and Acting Chief Financial Officer of Medical Nutrition USA, Inc, (the "Company'), hereby certify, to the best of our knowledge, that the Quarterly Report on Form 10-QSB of the Company for the quarter ended September 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 22, 2004

                                             /s/ ROBERT BASKIND
                                             -----------------------------------
                                             Robert Baskind
                                             Chief Executive Officer and
                                             Acting Chief Financial Officer

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